UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2014

GLASSESOFF INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

Nevada	333-175212	26-4574088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Jabotinski St. POB 126

Ramat Gan 5252006

Israel

(Address of Principal Executive Offices) (Zip Code)

(855)-393-7243

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01 is a copy of the investor presentation (the “Presentation”) of GlassesOff Inc. (the “Company”), which the Company presented only on its previously announced investor conference call and webcast held on May 21, 2014. The Company had not made the Presentation available for download on its website or otherwise during or subsequent to the conference call and webcast. Subsequent to the conference call and webcast, the Company determined to furnish the Presentation on this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLASSESOFF INC.

Date: May 23, 2014	By:	/s/ Nimrod Madar
		Name: Title:	Nimrod Madar President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor Presentation